EXHIBIT 32.2
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                    CERTIFICATION PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


                              TECK COMINCO LIMITED

In connection with the Annual Report of Teck Cominco Limited (the "Company") on Form 40-F/A for the fiscal year ended December 31, 2006 (the "Report") to which this certification is an exhibit, I, Ronald A. Millos, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  July 5, 2007                            /s/  Ronald A. Millos
                                               --------------------------------
                                               Ronald A. Millos
                                               Chief Financial Officer